                                                                     EXHIBIT 6.2


                        POWER OF ATTORNEY

     KNOWN BY ALL MEN PRESENT, that the undersigned, Chairman of the Board of Directors and Chief Executive Officer of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Alan G. Berkshire, Nicholas Dalmaso, Jessica Droeger, Larry W. Martin and Gifford R. Zimmerman, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 (the "1933 Act") or any successor form required to be filed under the 1933 Act by Nuveen Unit Trusts or Nuveen Tax-Free Unit Trust or series of such trusts, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed or executed with respect to such trusts or any series of the Nuveen Unit Trusts or Nuveen Tax-Free Unit Trust, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, Chairman of the Board of Directors and Chief Executive Officer of John Nuveen & Co. Incorporated, has hereunto set his hand this 28th day of April, 2000.

                                    /s/ Timothy R. Schwertfeger
                                    ---------------------------
                                    Signature

                                    Timothy R. Schwertfeger
                                    -----------------------
                                    Print Name

STATE OF ILLINOIS  )
COUNTY OF COOK     )

     On this 28th day of April, 2000, Timothy R. Schwertfeger personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

                                 Olevia Rubio
                                 --------------------
                                    Notary Public
                                    My Commission Expires: 3/19/01
                                                          --------

                               POWER OF ATTORNEY

     KNOWN BY ALL MEN PRESENT, that the undersigned, President and Director of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Alan G. Berkshire, Nicholas Dalmaso, Jessica Droeger, Larry W. Martin and Gifford R. Zimmerman, and each of them (with full power to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 (the "1933 Act") or any successor form required to be filed under the 1933 Act by Nuveen Unit Trusts or Nuveen Tax-Free Unit Trust or series of such trusts, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed or executed with respect to such trusts or any series of the Nuveen Unit Trusts or Nuveen Tax-Free Unit Trust, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, President and Director of John Nuveen & Co. Incorporated, has hereunto set his hand this 28th day of April, 2000.

                                    /s/ John P. Amboian
                                    --------------------------
                                    Signature

                                    John P. Amboian
                                    --------------------------
                                    Print Name

STATE OF ILLINOIS  )
COUNTY OF COOK     )

     On this 28th day of April, 2000, John P. Amboian personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

                                  Olevia Rubio
                                  -----------------------
                                    Notary Public
                                    My Commission Expires: 3/19/01
                                                          --------

                               POWER OF ATTORNEY

     KNOWN BY ALL MEN PRESENT, that the undersigned, Controller and Vice President of John Nuveen & Co. Incorporated, a Delaware corporation, hereby constitutes and appoints Alan G. Berkshire, Nicholas Dalmaso, Jessica Droeger, Larry W. Martin and Gifford R. Zimmerman, and each of them (with full power to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933 (the "1933 Act") or any successor form required to be filed under the 1933 Act by Nuveen Unit Trusts or Nuveen Tax-Free Unit Trust or series of such trusts, including any amendment or amendments thereto, with all exhibits, Form N-8B-2 under the Investment Company Act of 1940 or any successor form including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed or executed with respect to such trusts or any series of the Nuveen Unit Trusts or Nuveen Tax-Free Unit Trust, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys, and each of them, full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned, Controller and Vice President of John Nuveen & Co. Incorporated, has hereunto set her hand this 28th day of April, 2000.
                                    /s/ Margaret E. Wilson
                                    ----------------------
                                    Signature

                                    Margaret E. Wilson
                                    ------------------
                                    Print Name

STATE OF ILLINOIS  )
COUNTY OF COOK     )

     On this 28th day of April, 2000, Margaret E. Wilson personally appeared before me, a Notary Public in and for said County and State, who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

                                  Olevia Rubio
                                  -----------------------
                                    Notary Public
                                    My Commission Expires: 3/19/01
                                                          --------